UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2022

ENERTOPIA CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-51866	20-1970188
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

#18 1873 Spall Road
 Kelowna, British Columbia, Canada V1Y 4R2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (250) 870-2219

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	ENRT	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 18, 2022, Enertopia Corp. ("we", "us", "our, the "Company") entered into a management services agreement (the "Consulting Agreement") with Allan Spissinger ("Spissinger") whereby Spissinger will be employed as our Chief Financial Officer.  The initial term of the Consulting Agreement is for one year and then continuing month to month thereafter with all terms in effect unless and until terminated.  The Consulting Agreement may be terminated by either party at any time by three (3) months' notice in advance, in writing given by Spissinger to the Company, or by the Company to Spissinger.

On August 18, 2022, we also appointed Kevin Brown and John Nelson to our board of directors.

Item 3.02	Unregistered Sales of Equity Securities

On August 18, 2022, the Company granted 2,000,000 stock options pursuant to its stock option plan to the parties named below at an exercise price of US$0.06, vesting immediately and expiring on August 18, 2027:

Name of Optionee	Amount of Stock Options Granted
Allan Spissinger	1,000,000
Kevin Brown	500,000
John Nelson	500,000

The securities referred to herein will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 7.01	Regulation FD Disclosure

On August 17 and 18, 2022, Enertopia issued news releases, attached as Exhibits 99.1 and 99.2, announcing the filing of its third non provisional pending patent, drilling update and management changes.

Item 9.01	Financial Statements and Exhibits

10.1	Consulting Agreement dated August 16, 2022

99.1	Press Release dated August 17, 2022

99.2	Press Release dated August 18, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERTOPIA CORP.

/s/ Robert McAllister
Robert McAllister
President and Director

August 19, 2022